                                 EXHIBIT 23.1







                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on for S-8 (No. 33-69030) of the Handleman Company of our report dated June 8, 2001 relating to the financial statements of the Handleman Company Salary Deferral Plan, which appears in this Form 11-K.



PricewaterhouseCoopers LLP


Detroit, Michigan
June 8, 2001